UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

Casa Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CASA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Casa Systems, Inc. (“Casa”) entered into that certain Credit Agreement, dated as of December 20, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), by and among Casa, the lenders from time to time party thereto (the “Existing Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (in such capacities, including any successor thereto, the “Agent”). The current maturity date of the 2023 TLB Debt (as defined below) is December 20, 2023.

On May 8, 2023, Casa entered into a Transaction Support Agreement (the “TSA”) with certain beneficial owners of, or nominees, investment advisors, sub-advisors or managers of accounts that beneficially hold existing term loans under the 2023 TLB Debt (as defined below) pursuant to the Existing Credit Agreement (the “Participating Lenders”) collectively owning or controlling approximately 60% of the approximately $223 million in aggregate principal amount of Casa’s Term Loan B Senior Secured debt now outstanding (the “2023 TLB Debt”) setting forth principal terms for a comprehensive transaction (the “Transaction”) to address the upcoming maturity of the 2023 TLB Debt. The full text of the press release issued by Casa in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Subject to the terms and conditions set forth therein, the TSA contemplates, among other things, that:

•
Casa will obtain a new credit facility in the amount of up to the entirety of the 2023 TLB Debt and such new credit facility will mature on December 20, 2027, subject to a springing maturity date of December 20, 2025 if (i) the first lien net leverage ratio exceeds a ratio to be agreed as of September 30, 2025, (ii) the total net leverage ratio exceeds a ratio to be agreed as of September 30, 2025 and (iii) a default or event of default has occurred and is continuing under the Superpriority Credit Agreement (as defined below), unless, in each case, waived by holders collectively owning or controlling at least 75% of the Superpriority Term Loans (as defined below). The Participating Lenders will exchange up to 100% of the principal amount of the existing loans held by such Participating Lenders for senior-secured superpriority term loans (the “Superpriority Term Loans”) issued under a new credit agreement (the “Superpriority Credit Agreement”), the principal terms of which are further described below.
•
Each Existing Lender will be offered the opportunity to exchange 100% of its portion of the 2023 TLB Debt (on a pro rata basis and at par) for Superpriority Term Loans pursuant to an exchange agreement (the “Term Loan Exchange”). On the date of the Term Loan Exchange, Casa will repay at par (with no premium or penalty) Superpriority Term Loans in an aggregate principal amount equal to $40,000,000.
•
Each Participating Lender shall provide exit consents to amend the Existing Credit Agreement to, among other things, (i) allow the Term Loan Exchange and related transactions contemplated by the TSA to be consummated, (ii) remove all affirmative and negative covenants, mandatory prepayments and certain events of default with respect to the 2023 TLB Debt, and (iii) direct the Agent under the Existing Credit Agreement to enter into an intercreditor agreement in form and substance reasonably satisfactory to the Participating Lenders, to, among other things, establish that the security interest in and lien on substantially all of the assets of Casa shall be a first priority perfected security interest in favor of the Participating Lenders. The 2023 TLB Debt of any Existing Lender that does not participate in the Term Loan Exchange will continue to bear interest at the interest rate margin set forth in the Existing Credit Agreement, will mature on December 20, 2023, and will otherwise be governed by the Existing Credit Agreement, as amended.

The TSA sets forth the agreement of Casa and each Participating Lender to negotiate in good faith, and use its good faith and commercially reasonable efforts, to execute, as expeditiously as reasonably possible (but in any event prior to July 31, 2023 (the “Outside Date”)), the definitive documentation necessary or advisable to effectuate the Transaction on terms not inconsistent with the TSA (including the term sheet attached thereto).

The TSA may be terminated upon the occurrence of specified events, including, without limitation, (a) the occurrence of a material breach of any terms of the TSA that goes unremedied for a period of five (5) business days following notice from counsel of Casa or the Participating Lenders, as applicable and (b) the failure to consummate the Transactions by the Outside Date. In addition, the obligations of the Participating Lenders and Casa to consummate the Term Loan Exchange and the other transactions contemplated by the TSA are subject to certain conditions precedent, including that no less than 90% of the Existing Lenders agree to participate in the Term Loan Exchange and completion of satisfactory diligence and closing documentation acceptable to each of the parties to the TSA. Although Casa intends to pursue the Transaction in accordance with the terms set forth in the TSA, there can be no assurance that Casa will be successful in completing the Transaction or any other similar transaction on the terms set forth in the TSA, on different terms, or at all.

Description of Material Terms of the Superpriority Term Loans

In the event the transactions contemplated by the TSA are consummated, the Superpriority Credit Agreement will contain customary representations and warranties, conditions, affirmative and negative covenants, events of default and indemnification obligations and will govern, together with the other loan documents to be executed and delivered in connection therewith, the Superpriority Term Loans, the expected principal terms of which are set forth below.

Interest. The Superpriority Term Loans are expected to bear interest at a rate of adjusted SOFR (subject to a 2.00% per annum floor) plus 6.50% per annum through December 20, 2025, subject to increases to 7.00% per annum and 8.00% per annum on July 1, 2024 and January 1, 2025, respectively, if in each case, the outstanding aggregate principal amount of Superpriority Term Loans exceeds $125,000,000 on each such date, and thereafter after a rate of adjusted SOFR (subject to a 2.00% per annum floor) plus 13.00% per annum through maturity. Interest will be payable in cash upon the expiration of one, three or sixth month interest periods (as selected by Casa) and, upon the occurrence of certain events of default, will be subject to an additional 2.00% per annum increase in the foregoing rates.

Closing Fees. The Superpriority Term Loans are expected to be issued with OID (which is expected to be paid in kind rather than in cash) and certain Participating Lenders will be entitled to receive consent fees (which is expected to be paid in kind rather than in cash) upon the closing of the Superpriority Credit Agreement.

Exit Fees. The Superpriority Term Loans are expected to be prepayable at par between the closing of the Term Loan Exchange through December 31, 2023; thereafter, the Superpriority Term Loans are expected to be prepayable at any time and from time to time, subject to an exit fee increasing over time ranging from 3.0% to 20.0% through maturity. In the event the Superpriority Term Loans are accelerated prior to their maturity following any event of default, the maximum exit fee will be payable in connection therewith.

Warrants. The holders of the Superpriority Term Loans are expected to receive upon the closing of the Superpriority Credit Agreement, on a pro rata basis in accordance with the amount of the Superpriority Term Loans held by them, penny warrants exercisable for 10.0% of the fully-diluted common stock of Casa, which percentage increases over time from 15.0% to up to 19.99% in the event the Superpriority Term Loans remain outstanding after December 31, 2023.

Maturity. The Superpriority Term Loans are expected to mature on December 20, 2027 (subject to a springing maturity of December 20, 2025 as described above), unless earlier repaid or accelerated. The Superpriority Term Loans will amortize in equal quarterly installments in the aggregate annual amount equal to 1.0% of the principal amount of the Superpriority Term Loans outstanding on the date of the Term Loan Exchange (after giving effect to the repayment on such date described above).

Mandatory Prepayments. The Superpriority Term Loans are expected to be subject to mandatory prepayments customary for transactions of this type, including 75% of excess cash flow, certain non-ordinary course asset dispositions, the issuance of certain equity interests by Casa and the incurrence of certain indebtedness by Casa and its subsidiaries. Such prepayments shall be subject to the exit fee described above (to the extent otherwise then applicable).

Guarantees; Collateral; Ranking. The Superpriority Term Loans are expected to be guaranteed by all of the subsidiaries of Casa that guaranty the obligations under the Existing Credit Agreement and, subject to on-going diligence, certain additional subsidiaries. The Superpriority Term Loans will be secured by substantially all of the assets of Casa and the guarantors.

Pursuant to the terms of an intercreditor agreement to be entered into in connection with the closing of the Term Loan Exchange, the liens securing the remaining loans (and related obligations) under the Existing Credit Agreement will rank junior as to lien priority to the liens securing the Superpriority Term Loans (and related obligations).

Financial Covenant. The Superpriority Credit Agreement is expected to include a minimum liquidity covenant to be tested monthly and on November 15, 2023 and December 10, 2023.

Board Observer. The Participating Lenders shall have the right to appoint an independent board observer and such board observer shall have the right to, among others thing, attend certain meetings of the Board of Directors (and committees thereof) of Casa in a non-voting capacity, subject to certain exceptions.

The foregoing descriptions of the Transaction, the TSA and the Superpriority Term Loans are summaries only and are subject to, and qualified in their entirety by, the full text of the TSA, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2023, Casa announced its financial results for the fiscal quarter ended March 31, 2023. The full text of the press release issued by Casa in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 2.02 in this Current Report on Form 8-K (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the potential future consummation of the transactions contemplated by the TSA, business strategy, and plans and objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “are optimistic,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and assumptions about future events and the impact of the transactions contemplated by the TSA on our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this Current Report. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in these forward-looking statements. These factors include, without limitation: (1) our ability to satisfy the conditions described in the TSA and to consummate the transactions contemplated thereby; (2) our ability to fulfill our customers’ orders due to supply chain delays, access to key commodities or technologies or events that impact our manufacturers or their suppliers, including the lingering effects of the COVID-19 pandemic; (3) any failure by us to successfully anticipate technological shifts, market needs and opportunities, and develop new products and product enhancements that meet those technological shifts, needs and opportunities; (4) the concentration of a substantial portion of our revenue in certain customers; (5) fluctuations in our revenue due to timing of large orders and seasonality; (6) the length and lack of predictability of our sales cycle; (7) any difficulties we may face in expanding our platform into the wireless market; (8) any failure to maintain the synergies we have realized from our acquisition of NetComm; (9) increases or decreases in our expenses caused by fluctuations in foreign currency exchange rates and interest rates; (10) our ability to effectively transition our chief executive officer role; and (11) other factors discussed in the “Risk Factors” section of our public reports filed with the Securities and Exchange Commission (the “SEC”), including our most recent Quarterly Report on Form 10-Q and our most recent Annual Report on Form 10-K, which are on file with the SEC and available in the investor relations section of our website at http://investors.casa-systems.com and on the SEC’s website at www.sec.gov. In addition, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We disclaim any obligation to update publicly or revise any forward-looking statements for any reason after the date of this Current Report. Any reference to our website address in this Current Report is intended to be an inactive textual reference only and not an active hyperlink.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.4	Transaction Support Agreement dated May 8, 2023, by and among Casa Systems, Inc. and certain other persons party thereto**

99.1	Press release dated May 9, 2023*

99.2	Press release dated May 9, 2023*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This exhibit shall be deemed to be furnished and not filed.

**

Certain identified information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential, in compliance with Regulation S-K Item 601(b)(10)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casa Systems, Inc.

Date: May 9, 2023	By:	/s/ Edward Durkin
Edward Durkin
Interim Chief Executive Officer and Chief Financial Officer